EXHIBIT 99.3

                         MARM 2003-7 Collateral Summary

-----------------------------------------------------------------------------------------------------------------------
        Pool               Group 1         Group 2         Group 3         Group 4         Group 1 - 4      Group 5
-----------------------------------------------------------------------------------------------------------------------
   Total Balance           $32,229,395     $43,573,342     $84,144,903     $63,859,506     $223,807,146     $70,932,548
    Avg Balance            $   413,197     $   512,628     $   452,392     $   466,128     $    460,509     $   312,478
   WA Gross Rate                4.416%          5.738%          4.738%          5.974%           5.239%          6.551%
    WA Net Rate                 4.140%          5.488%          4.487%          5.724%           4.985%          6.220%
      WA Roll                       31              35              56              58               49              36
  WA Gross Margin               2.313%          2.750%          2.253%          2.750%           2.500%          3.521%
 WA First Rate Cap              2.058%          5.000%          5.000%          5.000%           4.576%          3.702%
WA Periodic Rate Cap            2.000%          1.000%          2.000%          1.000%           1.520%          1.018%
    WA Max Rate                10.416%         11.738%          9.738%         11.254%          10.658%         11.941%
      WA FICO                      719             702             734             706              717             692
    WA Orig LTV                 70.73%          77.89%          67.88%          75.08%           72.31%          79.71%
        CA %                    54.00%          71.14%          70.56%          85.11%           72.44%          50.71%
      Prepay %                   0.00%          20.00%           0.00%           7.22%            5.95%          27.27%
     Full Doc %                 70.77%          21.07%          87.79%          13.50%           51.15%           6.62%
        IO %                    40.57%          75.52%          16.85%          67.53%           46.15%          55.58%
    WA Rem Term                    355             359             356             357              357             356
-----------------------------------------------------------------------------------------------------------------------

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Current Balance                         Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
<= $322,700.00                             63    $ 14,891,580         6.65     15.28      2.51      6.00      5.98     36.64
$322,700.01 - $450,000.00                 211      81,627,159        36.47     34.13     34.39     39.99     34.43     17.72
$450,000.01 - $650,000.00                 169      89,729,489        40.09     42.13     38.89     37.37     43.48     23.98
$650,000.01 - $850,000.00                  21      14,579,895         6.51      0.00      9.88      9.72      3.29     13.85
$850,000.01 - $1,050,000.00                17      16,132,773         7.21      8.45     10.93      6.92      4.42      2.62
$1,050,000.01 - $1,250,000.00               1       1,140,000         0.51      0.00      0.00      0.00      1.79      1.72
$1,250,000.01 - $1,450,000.00               2       2,725,000         1.22      0.00      0.00      0.00      4.27      0.00
$1,450,000.01 - $1,650,000.00               2       2,981,250         1.33      0.00      3.40      0.00      2.35      0.00
$2,250,000.01 >=                            0               0         0.00      0.00      0.00      0.00      0.00      3.47
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: $66,500.00
Maximum: $1,500,000.00
Average: $460,508.53
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Current Rate                            Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
2.501% - 2.750%                             1    $    553,989         0.25      1.72      0.00      0.00      0.00      0.00
3.251% - 3.500%                             4       1,169,569         0.52      3.63      0.00      0.00      0.00      0.00
3.501% - 3.750%                             7       3,364,166         1.50      7.34      0.00      1.18      0.00      0.00
3.751% - 4.000%                            10       5,078,977         2.27     10.33      0.00      2.08      0.00      0.41
4.001% - 4.250%                            14       5,794,051         2.59     10.60      0.00      2.83      0.00      0.00
4.251% - 4.500%                            76      32,318,911        14.44     24.62      5.26     25.19      1.40      2.09
4.501% - 4.750%                            81      37,103,575        16.58     26.62      0.97     31.72      2.20      4.50
4.751% - 5.000%                            66      28,519,551        12.74      8.05      5.84     23.86      5.17      1.35
5.001% - 5.250%                            36      15,275,585         6.83      2.38      8.07      7.57      7.23      2.19
5.251% - 5.500%                            28      14,108,723         6.30      2.01     12.18      1.76     10.45      4.29
5.501% - 5.750%                            36      18,396,806         8.22      2.71     16.38      3.80     11.26      3.99
5.751% - 6.000%                            39      19,443,978         8.69      0.00     20.84      0.00     16.23      5.01
6.001% - 6.250%                            30      13,256,790         5.92      0.00     16.69      0.00      9.37      3.49
6.251% - 6.500%                            35      17,649,284         7.89      0.00     13.76      0.00     18.25     11.98
6.501% - 6.750%                            16       7,324,893         3.27      0.00      0.00      0.00     11.47      8.66
6.751% - 7.000%                             7       4,448,300         1.99      0.00      0.00      0.00      6.97     27.51
7.001% - 7.250%                             0               0         0.00      0.00      0.00      0.00      0.00     11.19
7.251% - 7.500%                             0               0         0.00      0.00      0.00      0.00      0.00      7.41
7.501% - 7.750%                             0               0         0.00      0.00      0.00      0.00      0.00      3.59
7.751% - 8.000%                             0               0         0.00      0.00      0.00      0.00      0.00      1.63
8.251% - 8.500%                             0               0         0.00      0.00      0.00      0.00      0.00      0.61
9.501% - 9.750%                             0               0         0.00      0.00      0.00      0.00      0.00      0.10
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 2.750%
Maximum: 6.875%
Weighted Average: 5.239%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 1 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Index                                   Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    1    $    749,412         0.33      0.00      0.00      0.89      0.00      0.00
1 YR CMT                                  133      60,479,439        27.02     30.87      0.00     60.05      0.00      0.00
1 YR LIBOR                                130      55,145,447        24.64     69.13      0.00     39.06      0.00      0.77
6 MO LIBOR                                222     107,432,848        48.00      0.00    100.00      0.00    100.00     99.23
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 2 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Months to Roll                          Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
1                                           0    $          0         0.00      0.00      0.00      0.00      0.00      4.41
4                                           0               0         0.00      0.00      0.00      0.00      0.00      0.15
5                                           0               0         0.00      0.00      0.00      0.00      0.00      0.20
6                                           0               0         0.00      0.00      0.00      0.00      0.00      1.19
8                                           0               0         0.00      0.00      0.00      0.00      0.00      0.71
9                                           0               0         0.00      0.00      0.00      0.00      0.00      2.39
10                                          0               0         0.00      0.00      0.00      0.00      0.00      0.79
13                                          0               0         0.00      0.00      0.00      0.00      0.00      0.40
18                                          0               0         0.00      0.00      0.00      0.00      0.00      0.21
19                                          1         459,000         0.21      1.42      0.00      0.00      0.00      4.85
20                                          0               0         0.00      0.00      0.00      0.00      0.00      7.63
21                                          0               0         0.00      0.00      0.00      0.00      0.00     12.57
22                                          2       1,520,007         0.68      4.72      0.00      0.00      0.00      1.34
25                                          1         158,041         0.07      0.49      0.00      0.00      0.00      0.00
26                                          3         955,600         0.43      2.96      0.00      0.00      0.00      0.00
27                                          3         982,602         0.44      3.05      0.00      0.00      0.00      0.00
28                                          2         904,811         0.40      2.81      0.00      0.00      0.00      0.00
29                                          3         846,122         0.38      2.63      0.00      0.00      0.00      0.00
30                                          2         686,690         0.31      2.13      0.00      0.00      0.00      0.54
31                                          6       2,808,852         1.26      8.72      0.00      0.00      0.00      2.39
32                                         25      10,566,113         4.72     32.78      0.00      0.00      0.00      7.77
33                                         24       9,806,079         4.38     30.43      0.00      0.00      0.00      0.72
34                                         22      10,241,619         4.58      7.87     17.69      0.00      0.00      0.65
35                                         64      32,824,312        14.67      0.00     75.33      0.00      0.00     15.14
36                                          5       3,042,888         1.36      0.00      6.98      0.00      0.00      0.00
41                                          0               0         0.00      0.00      0.00      0.00      0.00      0.22
43                                          0               0         0.00      0.00      0.00      0.00      0.00      0.63
44                                          0               0         0.00      0.00      0.00      0.00      0.00      0.26
45                                          0               0         0.00      0.00      0.00      0.00      0.00      0.58
46                                          1         473,053         0.21      0.00      0.00      0.56      0.00      0.22
48                                          2       1,561,970         0.70      0.00      0.00      1.86      0.00      0.00
49                                          3       1,373,427         0.61      0.00      0.00      1.63      0.00      0.15
50                                          4       1,715,700         0.77      0.00      0.00      2.04      0.00      0.00
51                                          5       2,038,200         0.91      0.00      0.00      2.42      0.00      0.00
52                                          2       1,437,579         0.64      0.00      0.00      1.71      0.00      0.00
56                                         42      18,997,832         8.49      0.00      0.00     14.49     10.66      0.00
57                                        106      47,935,543        21.42      0.00      0.00     51.81      6.80     14.82
58                                         69      30,284,656        13.53      0.00      0.00     23.49     16.48     12.79
59                                         80      37,766,619        16.87      0.00      0.00      0.00     59.14      5.18
60                                          9       4,419,829         1.97      0.00      0.00      0.00      6.92      1.08
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 19
Maximum: 60
Weighted Average: 49
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 3 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Gross Margin                            Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
2.001% - 2.250%                           253    $111,812,797        49.96     87.31      0.00     99.44      0.00      1.35
2.251% - 2.500%                             0               0         0.00      0.00      0.00      0.00      0.00      0.43
2.501% - 2.750%                           233     111,994,349        50.04     12.69    100.00      0.56    100.00     55.36
2.751% - 3.000%                             0               0         0.00      0.00      0.00      0.00      0.00      2.61
3.001% - 3.250%                             0               0         0.00      0.00      0.00      0.00      0.00      1.22
3.251% - 3.500%                             0               0         0.00      0.00      0.00      0.00      0.00      5.12
3.751% - 4.000%                             0               0         0.00      0.00      0.00      0.00      0.00      0.74
4.001% - 4.250%                             0               0         0.00      0.00      0.00      0.00      0.00      0.72
4.251% - 4.500%                             0               0         0.00      0.00      0.00      0.00      0.00      3.71
4.751% - 5.000%                             0               0         0.00      0.00      0.00      0.00      0.00     28.48
5.751% - 6.000%                             0               0         0.00      0.00      0.00      0.00      0.00      0.26
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.500%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
First Rate Cap                          Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
1.000%                                      0    $          0         0.00      0.00      0.00      0.00      0.00      5.85
2.000%                                     77      31,759,580        14.19     98.54      0.00      0.00      0.00     22.27
3.000%                                      0               0         0.00      0.00      0.00      0.00      0.00     19.90
4.000%                                      0               0         0.00      0.00      0.00      0.00      0.00      0.26
5.000%                                    408     191,577,750        85.60      0.00    100.00    100.00    100.00     51.25
6.000%                                      1         469,815         0.21      1.46      0.00      0.00      0.00      0.47
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 4.576%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 4 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Periodic Rate Cap                       Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
1.000%                                    222    $107,432,848        48.00      0.00    100.00      0.00    100.00     97.67
1.500%                                      0               0         0.00      0.00      0.00      0.00      0.00      1.30
2.000%                                    264     116,374,298        52.00    100.00      0.00    100.00      0.00      0.77
2.500%                                      0               0         0.00      0.00      0.00      0.00      0.00      0.26
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 2.000%
Weighted Average: 1.520%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Maximum Rate                            Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
8.501% - 8.750%                             2    $  1,550,972         0.69      1.72      0.00      1.18      0.00      0.00
8.751% - 9.000%                             2       1,749,412         0.78      0.00      0.00      2.08      0.00      0.41
9.001% - 9.250%                             5       2,378,217         1.06      0.00      0.00      2.83      0.00      0.00
9.251% - 9.500%                            54      22,366,866         9.99      3.63      0.00     25.19      0.00      1.82
9.501% - 9.750%                            62      29,061,707        12.99      7.34      0.00     31.72      0.00      0.61
9.751% - 10.000%                           54      23,410,412        10.46     10.33      0.00     23.86      0.00      0.38
10.001% - 10.250%                          25      10,287,363         4.60     10.60      0.00      7.57      0.78      1.80
10.251% - 10.500%                          34      14,544,556         6.50     24.62      5.26      1.76      4.45      2.35
10.501% - 10.750%                          42      18,103,201         8.09     26.62      0.97      3.80      9.24      5.34
10.751% - 11.000%                          41      18,057,383         8.07      8.05      5.84      0.00     20.23      5.02
11.001% - 11.250%                          34      14,386,549         6.43      2.38      8.07      0.00     15.82      2.93
11.251% - 11.500%                          43      22,340,664         9.98      2.01     12.18      0.00     25.66      7.64
11.501% - 11.750%                          35      18,027,549         8.05      2.71     16.38      0.00     15.69      5.47
11.751% - 12.000%                          25      14,273,598         6.38      0.00     20.84      0.00      8.13     21.24
12.001% - 12.250%                          16       7,274,297         3.25      0.00     16.69      0.00      0.00     10.29
12.251% - 12.500%                          12       5,994,400         2.68      0.00     13.76      0.00      0.00     12.92
12.501% - 12.750%                           0               0         0.00      0.00      0.00      0.00      0.00      8.27
12.751% - 13.000%                           0               0         0.00      0.00      0.00      0.00      0.00      7.28
13.001% - 13.250%                           0               0         0.00      0.00      0.00      0.00      0.00      1.70
13.251% - 13.500%                           0               0         0.00      0.00      0.00      0.00      0.00      1.21
13.501% - 13.750%                           0               0         0.00      0.00      0.00      0.00      0.00      0.80
13.751% - 14.000%                           0               0         0.00      0.00      0.00      0.00      0.00      1.00
14.001% - 14.250%                           0               0         0.00      0.00      0.00      0.00      0.00      0.15
14.251% - 14.500%                           0               0         0.00      0.00      0.00      0.00      0.00      0.58
14.751% - 15.000%                           0               0         0.00      0.00      0.00      0.00      0.00      0.42
15.501% - 15.750%                           0               0         0.00      0.00      0.00      0.00      0.00      0.26
16.501% - 16.750%                           0               0         0.00      0.00      0.00      0.00      0.00      0.10
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 8.750%
Maximum: 12.375%
Weighted Average: 10.658%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 5 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
FICO Scores                             Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
581 - 600                                   1    $    330,977         0.15      1.03      0.00      0.00      0.00      0.00
601 - 620                                   3       1,232,970         0.55      1.24      0.00      0.00      1.31      0.26
621 - 640                                  22      10,123,355         4.52      3.87      9.87      1.68      4.95      8.60
641 - 660                                  28      14,270,754         6.38      8.32     13.49      0.00      8.94     18.52
661 - 680                                  51      24,260,204        10.84      5.70      9.00      9.27     16.76     21.37
681 - 700                                  75      33,466,303        14.95     14.36     21.57     12.24     14.32     14.94
701 - 720                                  64      27,910,155        12.47     16.64      9.33      9.34     16.64     11.57
721 - 740                                  73      34,220,133        15.29     12.58     10.29     19.38     14.67      6.33
741 - 760                                  68      31,558,126        14.10      8.87     12.65     19.40     10.74      9.69
761 - 780                                  70      33,096,729        14.79     19.51     12.63     19.41      7.79      5.25
781 - 800                                  28      12,061,683         5.39      7.00      1.16      8.70      3.10      3.27
801 - 820                                   3       1,275,756         0.57      0.89      0.00      0.58      0.79      0.22
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 590
Maximum: 806
Weighted Average: 717
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Loan To Value Ratio                     Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
<= 50.00%                                  33    $ 16,060,559         7.18      8.61      1.15     11.71      4.59      0.18
50.01% - 55.00%                            12       6,268,745         2.80      1.48      0.00      5.06      2.41      0.00
55.01% - 60.00%                            17       7,630,828         3.41      2.50      0.00      7.57      0.71      4.03
60.01% - 65.00%                            30      11,998,813         5.36      4.86      3.54      8.02      3.36      2.16
65.01% - 70.00%                            65      31,478,780        14.07     28.73      5.59     14.98     11.24      8.39
70.01% - 75.00%                            67      32,921,995        14.71     20.51     18.65     15.18      8.48     11.54
75.01% - 80.00%                           243     110,015,246        49.16     28.53     63.71     36.62     66.16     52.72
80.01% - 85.00%                             3       1,184,920         0.53      1.27      0.00      0.00      1.22      0.59
85.01% - 90.00%                            14       5,311,648         2.37      2.07      6.29      0.86      1.85      7.79
90.01% - 95.00%                             2         935,611         0.42      1.45      1.08      0.00      0.00     12.33
95.01% - 100.00%                            0               0         0.00      0.00      0.00      0.00      0.00      0.27
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 94.94
Weighted Average: 72.31
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 6 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Amortization                            Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
Interest Only                             213    $103,283,820        46.15     40.57     75.52     16.85     67.53     55.58
Fully Amortizing                          273     120,523,326        53.85     59.43     24.48     83.15     32.47     44.42
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Top 5 States                            Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
California                                351    $162,126,496        72.44     54.00     71.14     70.56     85.11     50.71
Florida                                     8       3,796,998         1.70      2.98      4.62      0.40      0.76      9.29
Arizona                                    17       6,607,374         2.95     12.00      0.81      2.65      0.25      1.40
Illinois                                    8       3,821,790         1.71      2.02      2.17      2.65      0.00      4.67
Washington                                 14       6,365,703         2.84      4.56      0.00      4.56      1.66      0.79
Other                                      88      41,088,784        18.36     24.44     21.27     19.18     12.22     33.14
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Prepay Original Term                    Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
0                                         461    $210,479,973        94.05    100.00     80.00    100.00     92.78     72.73
6                                           0               0         0.00      0.00      0.00      0.00      0.00      3.47
12                                          1         456,000         0.20      0.00      0.00      0.00      0.71      5.68
24                                          0               0         0.00      0.00      0.00      0.00      0.00     11.93
36                                         24      12,871,173         5.75      0.00     20.00      0.00      6.51      4.69
60                                          0               0         0.00      0.00      0.00      0.00      0.00      1.50
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 7 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Document Type                           Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
Asset Only                                 27    $ 10,186,141         4.55     20.14      0.00      4.39      0.00      7.90
Income Only                                 5       2,670,885         1.19      5.29      0.00      1.15      0.00      0.00
No Doc                                      7       2,705,500         1.21      0.00      4.63      0.00      1.08      8.68
No Income No Asset                          0               0         0.00      0.00      0.00      0.00      0.00      8.35
No Ratio                                    0               0         0.00      0.00      0.00      0.00      0.00      3.62
Stated Doc                                  1         459,000         0.21      1.42      0.00      0.00      0.00      5.42
Stated Income Full Asset                    0               0         0.00      0.00      0.00      0.00      0.00      5.20
Stated Value                                1         473,053         0.21      0.00      0.00      0.56      0.00      0.00
Streamline                                  3       1,567,992         0.70      0.00      0.00      1.86      0.00      0.00
Alternative                                 8       3,868,250         1.73      0.92      0.00      4.25      0.00      0.00
Full                                      256     114,480,488        51.15     70.77     21.07     87.79     13.50      6.62
Reduced                                   178      87,395,837        39.05      1.46     74.30      0.00     85.43     54.20
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Loan Purpose                            Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
Purchase                                  193    $ 91,465,009        40.87     32.68     61.21     31.88     42.96     63.39
                                            9       4,305,455         1.92     12.09      0.00      0.48      0.00      0.00
Cash Out Refinance                         88      40,249,331        17.98     20.44     15.46     14.00     23.71     25.62
Rate/Term Refinance                       196      87,787,350        39.22     34.79     23.32     53.63     33.33     11.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Owner Occupancy Status                  Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
Investor                                   46    $ 17,673,631         7.90      0.00     14.70      0.00     17.64     26.99
Primary                                   429     201,403,459        89.99     97.57     79.53     98.29     82.36     69.63
Secondary                                  11       4,730,056         2.11      2.43      5.76      1.71      0.00      3.38
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 8 of 9

                           [UBS Investment Bank LOGO]
                        Collateral Stratification Report

                                  MARM 2003-7
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Property Type                           Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
Two-Four Family Units Unknown               2    $  1,314,000         0.59      1.91      0.00      0.83      0.00      0.00
Condominium                                28      10,721,669         4.79      5.29      3.59      4.11      6.25      9.19
PUD                                        85      38,417,711        17.17     34.72     24.98     10.55     11.68     13.63
Single Family                             343     157,764,482        70.49     58.08     63.53     84.50     63.04     60.36
Two-to Four Family                         28      15,589,284         6.97      0.00      7.90      0.00     19.02     16.82
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                    % of
                                        # of      Aggregate    Aggregate
Stated Remaining Term to Maturity       Loans    Groups 1-4   % Groups 1-4   Group 1   Group 2   Group 3   Group 4   Group 5
-----------------------------------------------------------------------------------------------------------------------------
179                                         1    $    476,000         0.21      0.00      0.00      0.00      0.75      0.00
341                                         0               0         0.00      0.00      0.00      0.00      0.00      0.32
343                                         1         459,000         0.21      1.42      0.00      0.00      0.00      0.63
344                                         0               0         0.00      0.00      0.00      0.00      0.00      0.97
345                                         0               0         0.00      0.00      0.00      0.00      0.00      2.98
346                                         3       1,993,060         0.89      4.72      0.00      0.56      0.00      1.28
347                                         0               0         0.00      0.00      0.00      0.00      0.00      0.10
348                                         2       1,561,970         0.70      0.00      0.00      1.86      0.00      0.00
349                                         4       1,531,468         0.68      0.49      0.00      1.63      0.00      0.55
350                                         7       2,671,300         1.19      2.96      0.00      2.04      0.00      0.00
351                                         8       3,020,802         1.35      3.05      0.00      2.42      0.00      0.00
352                                         4       2,342,390         1.05      2.81      0.00      1.71      0.00      0.00
353                                         3         846,122         0.38      2.63      0.00      0.00      0.00      0.00
354                                         2         686,690         0.31      2.13      0.00      0.00      0.00      1.94
355                                         6       2,808,852         1.26      8.72      0.00      0.00      0.00     11.65
356                                        68      29,730,313        13.28     32.78      0.00     14.69     10.66     15.41
357                                       129      57,575,255        25.73     30.43      0.00     51.61      6.80     28.11
358                                        89      39,338,802        17.58      6.51     17.69     22.60     16.48     14.67
359                                       143      70,114,932        31.33      0.00     75.33      0.00     58.39     20.32
360                                        16       8,650,190         3.87      1.36      6.98      0.89      6.92      1.08
-----------------------------------------------------------------------------------------------------------------------------
Total:                                    486    $223,807,146       100.00    100.00    100.00    100.00    100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------
Minimum: 179
Maximum: 360
Weighted Average: 357
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Nov 19, 2003 10:56                    Page 9 of 9